                                  LETTER AMENDMENT




                                                  Dated as of December 30, 1996


Principal Mutual Life Insurance Company
Northern Life Insurance Company
Modern Woodmen of America
Royal Neighbors of America
Bankers Security Life Insurance Society
United Services Life Insurance Company

Ladies and Gentlemen:

     Reference is made to (1) the Note Agreement dated as of December 2, 1994 (as amended by that certain Letter Amendment dated as of February 15, 1996, the "1994 Agreement") among Principal Mutual Life Insurance Company ("Principal"), Northern Life Insurance Company ("Northern"), Modern Woodmen of American ("MWA") and Royal Neighbors of America ("RNA", and together with Principal, Northern and MWA, collectively the "1994 Purchasers") and The Rottlund Company, Inc., a Minnesota corporation (the "Company"), and (ii) the Note Agreement dated as of February 15, 1996 (the "1996 Agreement", and together with the 1994 Agreement, collectively the "Agreements" and each individually an "Agreement") among Principal, Bankers Security Life Insurance Society ("Bankers") and United Services Life Insurance Company ("United", and together with Principal and Bankers, collectively the "1996 Purchasers", and, together with the 1994 Purchasers, collectively the "Purchasers").

     The Company has requested that Section 5.6 of each of the Agreements be amended as herein set forth, to which amendment the Purchasers have agreed in consideration of the amendment of Section 5.7 ~f each of the Agreements as herein set forth. Accordingly, in consideration of the premises herein set forth, and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is hereby agreed as follows:

     1. Section 5.6(c) of each of the Agreements is hereby amended and restated in its entirety as follows:

          (c) Current Debt and Funded Debt of the Company and its Subsidiaries not otherwise permitted by this Section 5.6;

     2. Section 5.6(e) of each of the Agreements is hereby amended and restated in its entirety as follows:

          (e) any renewal, extension, substitution, refinancing, or replacement of any Current Debt or Funded Debt permitted by Section 5.6(b), provided that the principal amount of Funded Debt or Current Debt resulting from such renewal, extension, substitution, refinancing or replacement does not exceed the principal amount of Current Debt or Funded Debt so refinanced;

     3. Section 5.6 of each of the Agreements is hereby amended by adding at the end thereof the following proviso:

          provided, however, that at no time shall (i) the ratio of
          (A) the sum of Consolidated Current Debt and Consolidated Funded Debt to (B) Consolidated Net Tangible Assets exceed 67% at any time on and prior to December 31, 1998 and 62% at any time thereafter, or (ii) the sum of the aggregate Current Debt and Funded Debt of all Subsidiaries (exclusive of such Debt permitted by Section 5.6(d) hereof) exceed 20% of Consolidated Tangible Net Worth.

     4. Section 5.7(g)(v) of each of the Agreements is hereby amended as restated in its entirety as follows:

          (v) at no time shall the aggregate amount then remaining unpaid on Debt secured by such Liens and by Liens permitted by Section 5.7(e) exceed an amount equal to 15% of Consolidated Net Tangible Assets.

     Except as specifically amended hereby, all terms and conditions of each of the Agreements shall remain in full force and effect. This Letter Amendment may be executed simultaneously in two or more counterparts, each of which shall be an original, but all of which constitute but one agreement. This Letter Amendment shall be governed by, and enforced in accordance with Minnesota law.

     The Company represents and warrants to the Purchasers that (i) no Default or Event of Default (as defined in each Agreement) has occurred and is continuing, (ii) this Letter Amendment has been duly authorized, executed and delivered by the Company and each Agreement, as amended by this Letter Amendment, constitutes a legal, valid and binding obligation of the Company, and (iii) there is no provision in the Articles of Incorporation of the Company or in its bylaws or in any indenture, contract or agreement to which the Company is a party or by which it is bound nor any provision of law or any order of any court or governmental authority which prohibits the execution and delivery by the Company of this Letter Amendment, the performance or observance by the Company of the terms and conditions of this Letter Amendment, or the performance or observance by the Company of the terms and conditions of the Agreements, as modified by the amendments set forth in this Letter Amendment. All representations and warranties contained herein or made in writing by the Company in connection herewith shall survive the execution and delivery hereof. It shall be deemed to be an Event of Default under each Agreement if any of such representations or warranties proves to be false in any material respect as of the date hereof.

     If you agree to amending the Agreements in the manner set forth above, please so indicate by executing the form of acknowledgment set forth below. In accordance with Section 7.1 of each of the Agreements, this Letter Amendment shall become a binding agreement between you and the Company with respect to each Agreement, and the amendments set forth herein shall take effect as of the date hereof with respect to such Agreement, upon the execution of the form of acknowledgment set forth below by the holders of at least 66-2/3% in the aggregate principal amount of the outstanding Notes (as defined in such Agreement) issued pursuant to such Agreement (die percentage of the aggregate principal amount of the outstanding Notes held by each of you being set forth on
Schedule I hereof).

                                           Very truly yours,

                                           THE ROTTLUND COMPANY, INC.

                                           By
                                             ----------------------------------

                                             Its
                                                -------------------------------

                                   SCHEDULE I


                                 1995 Agreement



                              Principal Amount of
        Holder                  Outstanding Note              Percentage
       --------              ---------------------           ------------
 Principal Mutual Life          $16,000,000                       64%
 Insurance Company

 Northern Life Insurance        $ 5,000,000                       20%
 Company

 Modern Woodmen of America      $ 3,000,000                       12%

 Royal Neighbors of             $ 1,000,000                        4%
 America
                                -----------                      ----
                                $25,000,000                      100%



                               1996 Agreement

                             Principal Amount of
          Holder               Outstanding Note              Percentage
         -------            ---------------------           ------------
 Principal Mutual Life          $ 7,000,000                       70%
 Insurance Company

 Siglar & Co., as nominee       $ 1,000,000                       10%
 for Bankers Security Life
 Insurance Society

 Siglar & Co., as nominee       $ 2,000,000                       20%
 for United Services Life                                        ----
 Insurance Company
                                                                 100%



Agreed to as of the date first above written.

As to the 1994 Agreement and the 1996 Agreement:

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY


By
  --------------------------------------
     Its
        --------------------------------

And
   -------------------------------------
     Its
        --------------------------------


As to the 1994 Agreement:

NORTHERN LIFE INSURANCE COMPANY


By
  --------------------------------------
     Its
        --------------------------------




MODERN WOODMEN OF AMERICA


By
  --------------------------------------
     Its
        --------------------------------

And
   -------------------------------------
     Its
        --------------------------------

Agreed to as of the date first above written.

As to the 1994 Agreement and the 1996 Agreement:

PRINCIPAL MUTUAL LIFE INSURANCE COMPANY


By
  --------------------------------------
     Its
        --------------------------------

And
   -------------------------------------
     Its
        --------------------------------


As to the 1994 Agreement:

NORTHERN LIFE INSURANCE COMPANY


By
  --------------------------------------
     Its
        --------------------------------




MODERN WOODMEN OF AMERICA


By
  --------------------------------------
     Its
        --------------------------------

And
   -------------------------------------
     Its
        --------------------------------

ROYAL NEIGHBORS OF AMERICA


By
  --------------------------------------
     Its
        --------------------------------

And
   -------------------------------------
     Its
        --------------------------------


As to the 1994 Agreement:

RELIASTAR BANKERS SECURITY LIFE INSURANCE COMPANY F/K/A
BANKERS SECURITY LIFE INSURANCE SOCIETY


By
  --------------------------------------
     Its
        --------------------------------


UNITED SERVICES LIFE INSURANCE COMPANY


By
  --------------------------------------
     Its
        --------------------------------